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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2005
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                          DATATRAK International, Inc.
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             (Exact name of registrant as specified in its charter)


       Ohio                       000-20699                     34-1685364
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(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


6150 Parkland Boulevard, Mayfield Heights, Ohio                      44124
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:         (440) 443-0082
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.01     Regulation FD Disclosure.

         On April 20, 2005, the Company posted its annual letter to shareholders on its website, www.datatrak.net. A copy of this letter is attached as an exhibit hereto. The Company anticipates that this letter will be sent to shareholders along with its Annual Report on Form 10-K in connection with the Company's Annual Meeting of Shareholders to be held on July 22, 2005.

         Certain statements made in this Form 8-K, other SEC filings or written materials or orally made by the Company or its representatives may constitute forward-looking statements that are based on management's current beliefs, estimates and assumptions concerning the operations, future results and prospects of the Company and the clinical pharmaceutical research industry in general. All statements that address operating performance, events or developments that management anticipates will occur in the future, including statements related to future revenue, profits, expenses, income and earnings per share or statements expressing general optimism about future results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). In addition, words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," variations of such words, and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the safe harbors created in the Exchange Act. Factors that may cause actual results to differ materially from those in the forward-looking statements include the ability of the Company to absorb corporate overhead and other fixed costs in order to successfully market the DATATRAK EDC(TM) software; the development of and fluctuations in the market for electronic data capture technology; the degree of the Company's success in obtaining new contracts; the timing of payments from customers and the timing of clinical trial sponsor decisions to conduct new clinical trials or cancel or delay ongoing trials; governmental regulation; the early stage of the Company's ASP operations; and general economic conditions such as the rate of employment, inflation, interest rates and the condition of capital markets. This list of factors is not all inclusive. In addition, the Company's success depends on the outcome of various strategic initiatives it has undertaken, all of which are based on assumptions made by the Company concerning trends in the clinical research market and the health care industry. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not undertake any obligation to update any statements whether as a result of new information, future events or otherwise.




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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Letter to Shareholders









The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.





                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DATATRAK INTERNATIONAL, INC.



Date:  April 20, 2005           By:    /s/ Terry C. Black
                                   ---------------------------------------------
                                     Terry C. Black
                                     Vice President of Finance, Chief Financial
                                     Officer, Treasurer and Assistant Secretary


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                                  EXHIBIT INDEX
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       Exhibit                   Description of Exhibit
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        99.1              Letter to Shareholders